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                                                                   EXHIBIT 10.24

THIS WARRANT AND THE COMMON STOCK OF SUMMIT BROKERAGE SERVICES, INC., (THE "COMPANY") ISSUABLE UPON CONVERSION HEREOF (UNTIL SUCH TIME AS SUCH COMMON STOCK IS REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY OTHER SECURITIES STATUTE, AND NO SALE, TRANSFER, OR OTHER DISPOSITION OF ANY INTEREST HEREIN MAY BE MADE UNLESS, IN THE WRITTEN OPINION OF COUNSEL TO THE COMPANY, SUCH TRANSFER WOULD NOT VIOLATE OR REQUIRE REGISTRATION UNDER ANY SUCH STATUTE.

                                     WARRANT
                           To Purchase Common Stock of
                         SUMMIT BROKERAGE SERVICES, INC.

         This is to certify that, for value received, _______________, (together with his successors and permitted assigns, "HOLDER"), is entitled to purchase from Summit Brokerage Services, Inc., a Florida corporation (the "COMPANY"), at any time and from time to time beginning March 19, 2003 and ending at 5 P.M. local time on March 18, 2008, ___________ shares (the "WARRANT SHARES"), of Common Stock, par value $.0001 per share, of the Company ("COMMON STOCK"), at the Current Warrant Price (as hereinafter defined) in lawful money of the United States of America. The purchase price hereunder at any time of a single share of Common Stock is referred to herein as the "CURRENT WARRANT PRICE." Initially, and until adjustment in the manner hereinafter provided, the Current Warrant Price with respect to such ________ shares shall be $.30 per share. The number of shares of Common Stock purchasable hereunder and the Current Warrant Price are subject to adjustment from time to time in the manner provided in Article 3 below. Certain terms in this Warrant are defined in Article 10 below.

                                    ARTICLE 1
                               EXERCISE OF WARRANT

         SECTION 1.1. METHOD OF EXERCISE. Subject to the provisions of Article 2 below, to exercise this Warrant in whole or in part, Holder shall deliver to the
Company: (i) a written notice, in substantially the form of the Subscription Notice appearing at the end of this Warrant, of such Holder's election to exercise this Warrant, which notice shall specify the number of shares of Common Stock to be purchased; (ii) a certified or official bank check payable to the order of the Company in the aggregate amount equal to the Current Warrant Price multiplied by the total number of shares of Common Stock being purchased; and
(iii) this Warrant. The Company shall as promptly as practicable, and in any event within 10 days after receipt by the Company of such notice, execute and deliver or cause to be executed and delivered, in accordance with said notice, a certificate or certificates representing the aggregate number of shares of Common Stock specified in said notice. The stock certificate or certificates so delivered shall be in the denomination as may be specified in said notice and shall be issued in the name of such holder or such other name as shall be designated in said notice. Such

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certificate or certificates shall be deemed to have been issued and such holder or any other person so designated to be named therein shall be deemed for all purposes to have become a holder of record of such shares as of the date the consideration specified for such shares is received by the Company as aforesaid. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of said certificate or certificates, deliver to such holder a new Warrant evidencing the rights of such holder to purchase the remaining shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of such holder, appropriate notation may be made on this Warrant and the same returned to such holder. The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, issuance and delivery of such stock certificates and any new Warrant, except that, in case such stock certificates or new Warrant shall be registered in a name or names other than the name of the holder of this Warrant, funds sufficient to pay all stock transfer taxes which shall be payable upon the issuance of such stock certificate or certificates or any new Warrant shall be paid by the holder hereof at the time of delivering the notice of exercise mentioned above or promptly upon receipt of a written request of the Company for payment of the same.

         SECTION 1.2. SHARES TO BE ISSUED. All shares of Common Stock issued upon the exercise of this Warrant, upon full payment for the shares so exercised, shall be validly issued, fully paid and nonassessable. Further, until the expiration of this Warrant, the Company will at all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for exercise of this Warrant.

         SECTION 1.3. NO FRACTIONAL SHARES TO BE ISSUED. The Company shall not be required upon any exercise of this Warrant to issue a certificate representing any fraction of a share of Common Stock, but, in lieu thereof, shall pay Holder cash in an amount equal to a corresponding fraction (calculated to the nearest 1/100 of a share) of the Current Market Price of one share of Common Stock as of the date of receipt by the Company of notice of exercise of this Warrant.

         SECTION 1.4. LEGEND ON WARRANT SHARES. Each certificate for shares issued upon exercise of this Warrant, unless at the time of exercise such Warrant Shares are registered under the Act, shall bear a conspicuous legend in substantially the following form:

         "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the laws of any state and may not be sold or otherwise transferred except pursuant to an effective registration statement or a written opinion of counsel satisfactory to Summit Brokerage Services, Inc. that such registration is not required."

         Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of: (i) a public distribution pursuant to a registration statement; or (ii) an exempt sale pursuant to Rule 144 or Rule 144A under the Act of the securities represented thereby) shall also bear such legend unless, in the opinion of counsel for the holder thereof as shall be reasonably acceptable to the Company, the securities represented thereby need no longer be subject to the restrictions contained in Article 2 below. The provisions of Article 2 below shall be binding upon all subsequent holders of this Warrant.


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                                    ARTICLE 2
                            RESTRICTIONS ON EXERCISE
                        AND TRANSFER; REGISTRATION RIGHTS

         SECTION 2.1. RESTRICTIONS ON EXERCISE AND TRANSFER. Holder, as of the date of issuance hereof, by acceptance of this Warrant, represents to the Company that Holder is not acquiring the Warrant with a view to the distribution thereof. Notwithstanding any provisions contained in this Warrant to the contrary, this Warrant and the related Warrant Shares shall not be transferable except pursuant to the proviso contained in the following sentence or upon the conditions specified in this Article 2, which conditions are intended, among other things, to insure compliance with the provisions of the Act and applicable state law in respect of the transfer of this Warrant or such Warrant Shares. The Holder of this Warrant, by its acceptance hereof, agrees that it will not transfer this Warrant or the related Warrant Shares: (a) prior to delivery to the Company of a written notice of Holder's instruction to effect such transfer together with an opinion of counsel reasonably satisfactory to the Company to the effect that the proposed transfer of this Warrant and/or such Warrant Shares may be effected without registration under the Act or applicable state law, or
(b) until registration of such Warrant Shares under the Act has become effective or after a sale of such Warrant or Warrant Shares has been consummated pursuant to Rule 144 or Rule 144A under the Act.

         The aforementioned notwithstanding, the Holder agrees that Holder shall not publicly dispose of any Warrant Shares before the following dates: (i) with respect to fifty percent (50%) of the Warrant Shares, January 1, 2004 and (ii) with respect to all other Warrant Shares, July 1, 2004.

         SECTION 2.2. "PIGGYBACK REGISTRATIONS".

                  (a) If the Company at any time prior to the expiration of this Warrant, proposes to register any of its Common Stock under the Act on Forms S-1, S-2, S-3 or SB-1, or SB-2 (but not Form S-4 or Form S-8 or other comparable form) or on any other form upon which may be registered Common Stock, it will at each such time give written notice at least 30 days prior to the filing of the registration statement to Holder of its intention so to do. Such notice shall specify the proposed date of the filing of the registration statement and advise Holder of its right to participate therein. Upon the written request of Holder given prior to the proposed date of filing set forth in such notice, the Company will cause each Warrant Share which the Company has been requested to register by Holder to be registered under the Act, all to the extent requisite to permit the sale or other disposition by Holder of the Warrant Shares so registered.

                  (b) If, in the written opinion of the underwriter or underwriters managing the public offering which is the subject of a registration pursuant to Section 2.2(a) above (or in the event that such distribution shall not be underwritten, in the written opinion of an investment banking firm of recognized standing), the total amount of shares of Common Stock to be so registered, when added to the total amount of Warrant Shares which the Holder and all other Warrantholders have requested to be registered pursuant to Section 2.2(a) above, will exceed the maximum amount of Common Stock of the Company which can be marketed: (i) at a price reasonably related to their then current market value; or (ii) without otherwise materially and


                                       3

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adversely affecting the entire offering, then the Company shall have the right to exclude from such registration such number of Warrant Shares of Holder and the other Warrantholders which it would otherwise be required to register pursuant to Section 2.2(a) above as is necessary to reduce the total amount of shares of Common Stock of the Company to be so registered to the maximum amount of shares of Common Stock which can be so marketed; provided, however, that if the total amount of shares of Common Stock which can be sold is less than the number of Warrant Shares requested by Holder and the other Warrantholders to be included in the registration together with the number of other shares of Common Stock duly requested to be registered by any affiliates of the Company and other selling security holders included in the registration statement who are subject to contractual cut-back agreements, then the number of shares of Common Stock to be excluded from such registration shall be allocated among Holder, and such other Warrantholders, affiliates and selling security holders in proportion to the respective number of shares of Common Stock held of record by each of them. In such event, the Company shall give Holder prompt written notice of the number of shares of Holder's Warrant Shares excluded from such registration at the request of the managing underwriter. No such exclusion shall reduce the securities being offered by the Company for its own account to be included in such registration statement.

                  (c) The Company may, in its sole discretion and without the consent of Holder, at any time after it shall have given written notice to Holder in accordance with this Warrant, delay the filing or effectiveness of the registration statement or withdraw such registration statement and abandon the proposed offering in which Holder had requested to participate; provided, however, that such delay, withdrawal and/or abandonment is with respect to all securities under such registration, and provided further, that any delay, withdrawal and/or abandonment shall not preclude or otherwise prejudice subsequent requests for registration pursuant to this Section 2.2.

                  (d) Holder will cooperate with the Company in all material respects in connection with this Agreement, including, without limitation, timely supplying all information reasonably requested by the Company and executing and returning all documents reasonably requested in connection with the registration and sale of the Warrant Shares.

                  (e) In connection with each registration covering an underwritten public offering, the Company and Holder agree to enter into a written agreement with the managing underwriter containing such provisions as are customary in the securities business for such an arrangement between an underwriter and companies of the Company's size and investment stature.

         SECTION 2.3. COMPANY'S OBLIGATIONS IN REGISTRATION. If and whenever the Company is obligated by the provisions of this Article 2 to effect the registration of any Warrant Shares under the Act, as expeditiously as possible the Company will:

                  (a) prepare and file with the Commission a registration statement and use its best efforts to cause such registration statement to become and remain effective during the period required for the distribution of the securities covered by the registration statement; provided, however, that in the event that the Warrant Shares covered by such registration statement are not to be sold to or through underwriters acting for the Company, the Company shall not be required


                                       4

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to keep such registration statement in effect, or to prepare and file any amendments or supplements thereto, after the expiration of six months following the date on which such registration statement becomes effective under the Act or such longer period during which the Commission requires that such registration statement be kept effective with respect to any of the Warrant Shares so registered;

                  (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Act with respect to the disposition of all Warrant Shares covered by such registration statement, whenever the Holder for whom such Warrant Shares are registered shall desire to dispose of the same, subject, however to the proviso contained in Section 2.3(a) above;

                  (c) furnish to the Holder for whom such Warrant Shares are registered and to any underwriter or underwriters such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as Holder may reasonably request in order to facilitate the disposition of such Warrant Shares;

                  (d) subject to Section 2.4 herein, use its reasonable efforts to register or qualify the Warrant Shares covered by such registration statement under such other securities or blue sky laws of such jurisdictions as the Holder for whom such Warrant Shares are registered or are to be registered shall reasonably request, and do any and all other reasonable acts and things to so register or qualify which may be necessary or advisable to enable such Holder to consummate the disposition in such jurisdictions of such Warrant Shares except that the Company shall not for any such purpose be required to: (i) qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to file therein any general consent to service of process or be subject to any escrow or other similar conditions; or (ii) take any other actions or submit itself or its directors or officers to any restrictions, obligations or burdens having a material adverse economic effect on it or them. Notwithstanding anything to the contrary contained herein, the Company shall be obligated to register or qualify the Warrant Shares of Holder and of any other Warrantholders covered by such registration statement in not more than 5 states or jurisdictions.

         SECTION 2.4. PAYMENT OF REGISTRATION EXPENSES. The costs and expenses of all registrations under the Act and of all other actions which the Company is required to take or effect pursuant to this Article 2 shall be paid for by the Company (including, without limitation, all registration, qualification and filing fees, printing expenses, expenses of distributing prospectuses and other documents, fees and disbursements of counsel and accountants for the Company, and expenses of any special audits incident to or required in connection with any such registration hereof, but excluding the fees and disbursements of special counsel for Holder or the other Warrantholders, any consultants retained by Holder or the other Warrantholders and underwriters' or brokers' discounts or commissions applicable to any Warrant Shares).

         SECTION 2.5. INFORMATION FROM WARRANTHOLDERS. Notices and requests delivered by Holder to the Company pursuant to this Article 2 shall contain such information regarding Holder and Holder's Warrant Shares and the intended method of disposition thereof as shall reasonably be required in connection with the action to be taken.


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         SECTION 2.6. COMPANY'S INDEMNIFICATION. To the extent permitted by law, the Company shall indemnify and hold harmless Holder and each of its officers, partners, directors, employees and representatives, each underwriter of such Warrant Shares thereunder and each other person, if any, who controls Holder or such underwriter within the meaning of the Act, against any losses, damages, costs, claims, expenses and liabilities, including, without limitation, reasonable attorneys', paralegals' and accountants' fees and expenses, before and at trial and at all applicable appellate levels (individually and collectively, "LOSSES"), to which they may become subject under the Act or other federal or state law, insofar as such Losses arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, and/or
(ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company shall not be liable in any such case if and to the extent that any such Losses arise out of or are based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by Holder, any such underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus; or (ii) Holder's failure to deliver a copy of the final prospectus as then amended or supplemented after the Company has furnished
Holder with a sufficient number of copies of the same, but only if delivery of same is required by law and the same would have cured the defect giving rise to any such Losses.

                  (a) Holder's Indemnification. In the event of a registration of any of Holder's Warrant Shares under the Act pursuant to the provisions of this Agreement, Holder shall furnish to the Company in writing such information and affidavits with respect to Holder as the Company reasonably requests for use in connection with any such registration statement (or prospectus contained therein) and Holder will indemnify and hold harmless to the extent permitted by law, the Company, each person, if any, who controls the Company within the meaning of the Act, each officer and director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Act, against all Losses to which the Company or such officer, director, underwriter or controlling person may become subject under the Act or otherwise, insofar as such Losses arise out of or are based upon any statements or information provided in writing by Holder, including each of its officers, partners, directors, employees and representatives, to the Company or underwriter in connection with the offer and sale of Warrant Shares. Notwithstanding the foregoing, the amount Holder shall be obligated to indemnify pursuant to this Agreement shall be limited to an amount equal to the proceeds received by Holder of the Warrant Shares sold pursuant to the registration statement which gives rise to such obligation to indemnity (less the aggregate amount which Holder has been otherwise required to pay in respect of such Loss or any substantially similar Loss arising from the sale of such Warrant Shares).

         SECTION 2.7. CONDUCT OF INDEMNIFICATION PROCEEDINGS. Any person entitled to indemnification hereunder will: (a) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification; and (b) unless, in such indemnified party's reasonable judgment, a conflict of interest may exist between such indemnified and indemnifying parties with respect to such claim, permit such indemnifying party to assume the


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defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that the failure of an indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section 2.7 with respect to such indemnified party, except to the extent that the indemnifying party is actually prejudiced by such failure. Whether or not such defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party will consent to the entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of the claim against the indemnified party, will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels.

         If for any reason the indemnification provided for in the preceding Sections 2.7 and 2.8 above is unavailable to an indemnified party as contemplated thereby, the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of fraudulent misrepresentation.

         SECTION 2.8. RULE 144 REPORTING. The Company covenants that it will use its best efforts to timely file the reports required to be filed by it under the Exchange Act and the rules and regulations adopted by the Commission thereunder to enable Holder to sell Warrant Shares without registration under the Act within the limitation of the exemptions provided by (i) Rule 144 under the Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the Commission.

                                    ARTICLE 3
                            ANTI-DILUTION PROVISIONS

         SECTION 3.1. ADJUSTMENT OF CURRENT WARRANT PRICE AND NUMBER OF SHARES PURCHASABLE. The Current Warrant Price and the number of shares of Common Stock purchasable upon the exercise of each Warrant shall be subject to adjustment from time to time as hereinafter provided in this Article 3. Upon each adjustment of the Current Warrant Price, the Holder of this Warrant shall thereafter be entitled to purchase at the Current Warrant Price resulting from such adjustment, the number of shares (calculated to the nearest whole share) of Common Stock calculated by multiplying the Current Warrant Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Current Warrant Price resulting from such adjustment.


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         SECTION 3.2. EFFECT OF "SPLIT-UPS" AND STOCK DIVIDENDS. In case at any time or from time to time the Company shall subdivide or combine as a whole, by reclassification, by the issuance of a stock dividend on the Common Stock payable in Common Stock, or otherwise, the number of shares of Common Stock then Outstanding into a greater or lesser number of shares of Common Stock, with or without par value, the Current Warrant Price shall be reduced or increased (as applicable) proportionately. The issuance of such a stock dividend shall be treated as a subdivision of the whole number of shares of Common Stock Outstanding immediately prior to such dividend into a number of shares equal to such whole number of shares so outstanding plus the number of shares issued as a stock dividend. Upon any such adjustment, the number of shares shall be rounded upward to the nearest whole share.

         SECTION 3.3. EFFECT OF MERGER, CONSOLIDATION. In case the Company shall, while this Warrant remains outstanding, enter into any consolidation with or merger into any other corporation wherein the Company is not the surviving corporation, or wherein securities of a corporation other than the Company are distributable to holders of Common Stock, or sell or convey its property in the entirety or substantially as an entirety followed by distribution of any or all of the proceeds thereof to shareholders, and in connection with such consolidation, merger, sale or conveyance, shares of stock or other securities or property shall be issuable or deliverable in exchange for the Common Stock, then, as a condition of such consolidation, merger, sale or conveyance, lawful and adequate provision shall be made whereby the holder of this Warrant shall thereafter be entitled to purchase pursuant to this Warrant (in lieu of the number of shares of Common Stock which such holder would have been entitled to purchase immediately prior to such consolidation, merger, sale or conveyance) the shares of stock or other securities or property to which such number of shares of Common Stock would have been entitled at the time of such consolidation, merger, sale or conveyance, at an aggregate purchase price equal to that which would have been payable if such number of shares of Common Stock had been purchased by exercise of this Warrant immediately prior thereto. In case of any such consolidation, merger, sale or conveyance, an appropriate provision shall be made with respect to the rights and interests thereafter of any holder of this Warrant, to the end that all the provisions of this Warrant (including the provisions of this Article 3) shall thereafter be applicable, as nearly as practicable, to such stock or other securities or property thereafter deliverable upon the exercise of this Warrant.

         SECTION 3.4. REORGANIZATION OR RECLASSIFICATION. In case of any capital reorganization or any reclassification of the capital stock of the Company (except as provided in Section 3.2 above) while this Warrant remains outstanding, then lawful and adequate provision shall be made whereby the holder of this Warrant shall thereafter be entitled to purchase pursuant to this Warrant (in lieu of the number of shares of Common Stock which such holder would have been entitled to purchase immediately prior to such reorganization or reclassification) the shares of stock of any class or classes or other securities or property to which such number of shares of Common Stock would have been entitled at the time of such reorganization or reclassification, at an aggregate purchase price equal to that which would have been payable if such number of shares of Common Stock had been purchased immediately prior to such reorganization or reclassification. In case of any such capital reorganization or reclassification, appropriate provision shall be made with respect to the rights and interests thereafter of the holder of this Warrant, to the end that all the provisions of this Warrant (including the provisions of this Article


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3) shall thereafter be applicable, as nearly as practicable, to such stock or other securities or property thereafter deliverable upon the exercise of the Warrant.

         SECTION 3.5. STATEMENT OF ADJUSTMENT. Upon each adjustment of the Current Warrant Price and the number of shares of Common Stock purchasable hereunder, and in the event of any change in the rights of the holder of this Warrant by reason of other events herein set forth, then and in each such case the Company will promptly prepare a schedule setting forth the adjusted Current Warrant Price and the adjusted number of shares purchasable hereunder, or specifying the other shares of stock, other securities or property and the amount thereof receivable as a result of such change in rights, and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. The Company will promptly mail a copy of such schedule to the registered holder of this Warrant.

         SECTION 3.6. NOTIFICATIONS BY THE COMPANY. In case at any time the Company proposes:

                  (a) to pay any dividend payable in stock (of any class or classes);

                  (b) to effect any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation; or

                  (c) of any voluntary or involuntary dissolution, liquidation or winding up of the Company; or

                  (d) the Company shall enter into a letter of intent or agreement with respect to a transaction by which all of the Outstanding shares of Common Stock of the Company are to be acquired by a third party; then the Company shall mail or cause to be mailed to Holder at the time outstanding a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or rights, and stating the amount and character of such dividend, distribution or rights, (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up is to take place, and the time, if any is to be fixed, as to which the holders of record of Common Stock shall be entitled to exchange their shares for securities or other property deliverable upon the completion of such transaction, or (iii) the closing of the acquisition by a third party of all of the Outstanding shares of Common Stock. Such notice shall be mailed as soon as practicable after the occurrence or likelihood of such event is publicly disclosed, but in any event at least twenty (20) business days prior to the date specified in such notice.

                                    ARTICLE 4
                         CERTAIN COVENANTS OF THE HOLDER

         The Holder represents, warrants, covenants and agrees that:

                  (a) this transaction is intended to be exempt from the registration provisions of the Act and, accordingly neither the Warrant nor the Warrant Shares have been registered under the Act; Holder is acquiring the Warrant and Warrant Shares for investment purposes only and not with a view to or for resale in connection with any distribution of the Warrant or Warrant Shares, nor with any present intention of distribution (within the meaning of the Act) of the Warrant or Warrant Shares; because the Warrant and Warrant Shares will not have been registered under the Act, the Company will not permit the transfer of such shares without registration under the Act, or upon the issuance to the Company of a favorable opinion from counsel satisfactory to the Company to the effect that such transfer, whether pursuant to Rule 144 of the Act or otherwise, shall not be in violation of the Act, and any applicable state securities laws; and the share certificates representing the Warrant Shares will be issued with a restrictive legend providing notice of such restriction;

                  (b) Holder has had an opportunity to ask questions of, and receive answers from, appropriate officers and representatives of the Company concerning the terms and conditions of the issuance of this Warrant and the Warrant Shares and to obtain any additional information concerning the Company, its business and operations which they have requested; and

                  (c) the Company has made available for inspection by them various documents connected with the Company's business and has not refused in any way to permit them to inspect any document requested to be inspected by them.

                                    ARTICLE 5
                                     NOTICE

         Any notice or other document required to be given or delivered to the Holder shall be delivered at, or sent by certified or registered mail to, such Holder at the last address shown on the books of the Company maintained at the Company's headquarters for the registration and registration of transfer of this Warrant or at any more recent address of which the Holder shall have notified the Company in writing. Any notice or other document required or permitted to be given or delivered to holders of record of outstanding Warrant Shares shall be delivered at, or sent by certified or registered mail to, each such holder at such holder's address as the same appears on the stock records of the Company. Any notice or other document required or permitted to be given or delivered to the Company, shall be delivered at, or sent by certified or registered mail to, the office of the Company at 980 North Federal Highway, Suite 310, Boca Raton, Florida 33432, or such other address within the United States of America as shall have been furnished by the Company to the Warrantholders and the holders of record of Warrant Shares. Any notice or other document sent by certified or registered mail, return receipt requested, shall be deemed to have been delivered and received when sent if the receipt is appropriately completed and returned. Notices or documents delivered in any other manner than as set forth above shall be deemed to have been delivered only when and if received.

                                    ARTICLE 6
                                NOT SHAREHOLDERS

         The Holder shall have no voting rights or any other rights as a shareholder (except the rights stated herein) with respect to shares covered by this Warrant until the date of exercise of such shares.

                                    ARTICLE 7
                       LOSS, DESTRUCTION, ETC. OF WARRANT

         Upon receipt of evidence satisfactory to the Company of the loss, theft, mutilation or destruction of any Warrant, and in the case of any such loss, theft or destruction upon delivery of a bond of indemnity in such form and amount as shall be reasonably satisfactory to the Company, or in the event of such mutilation upon surrender and cancellation of the Warrant, the Company will make and deliver a new Warrant, of like tenor, in lieu of such lost, stolen, destroyed or mutilated Warrant. Any Warrant issued under the provisions of this
Article 7 in lieu of any Warrant alleged to be lost, destroyed or stolen, or in lieu of any mutilated Warrant, shall constitute an original contractual obligation on the part of the Company.

                                    ARTICLE 8
                                  LAW GOVERNING

         This Warrant shall be governed by, and construed and enforced in accordance with, the law of the State of Florida, without reference to its choice of law principles.

                                    ARTICLE 9
                             SUCCESSORS AND ASSIGNS

         The rights and obligations of the parties hereunder shall be binding upon and inure to the benefit of their respective successors and assigns.

                                   ARTICLE 10
                               CERTAIN DEFINITIONS

         For all purposes of this Warrant, unless the context otherwise requires, the following terms shall have the following respective meanings:

         "Act": the Securities Act of 1933, as amended from time to time, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "Commission": the Securities and Exchange Commission, or any other federal agency then administering the Act.

         "Current Market Price": the "Closing Price" (as defined below) of the Common Stock on the last business day immediately preceding any date of reference. For the purpose of determining Current Market Price, the "Closing Price" of the Common Stock on any business day shall be: (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, the last reported sale price of Common Stock on such exchange; (ii) if the Common Stock is listed or admitted for trading on any tier of The Nasdaq Stock Market, the last reported sale price of Common Stock on such tier; or
(iii) if the Common Stock is traded in the over-the-counter market, the average of the closing bid and asked prices for the Common Stock as quoted on the OTC Bulletin Board.

         "Current Warrant Price": (per share of Common Stock at any date): the price at which one share of Common Stock may be purchased hereunder at any time, initially $.30. The Current Warrant Price is subject to adjustment from time to time pursuant to Article 3 above.

         "Exchange Act": the Securities Exchange Act of 1934, as amended from time to time, or any successor federal statute, and the rules and regulations of the Commission thereunder.

         "Outstanding": when used with reference to Common Stock at any date, all issued shares of Common Stock (including, but without duplication, shares deemed issued pursuant to Article 3 above) at such date, except shares then held in the treasury of the Company.

         "Person": an individual, corporation, partnership, joint venture, trust estate, unincorporated organization or government or an agency or political subdivision thereof.

         "Warrant Shares": the shares of Common Stock purchasable or purchased by a Warrantholder upon the exercise of the Warrants. Unless otherwise expressly stated herein, Warrant Shares shall not include shares of Common Stock purchased upon exercise of the Warrant which have been sold by a Warrantholder pursuant to a registration statement under the Act.

         "Warrantholders": the Holder and all other holders of Warrants or any related Warrant Shares.

         "Warrant": the warrant issued by the Company hereunder evidencing the right initially to purchase an aggregate of ________ shares of Common Stock and all warrants issued in substitution or subdivision hereof.

         "Warrants": the warrants issued by the Company (including this Warrant) having the same terms, conditions and expiration date as this Warrant.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its name on July 28, 2003 as of and effective March 19, 2003.



                                       SUMMIT BROKERAGE SERVICES, INC.



                                       By:
                                          --------------------------------------
                                          Name: Marshall T. Leeds
                                          Title: Chief Executive Officer

                               SUBSCRIPTION NOTICE

SUMMIT BROKERAGE SERVICES, INC.

         The undersigned, the holder of the foregoing Warrant (the "Holder"), hereby elects to exercise purchase rights represented by said Warrant for, and to purchase thereunder, _______ shares of the Common Stock covered by said Warrant and (a) herewith makes payment in full therefor of $___________ by certified or official bank check payable to the order of the Company, and (b) requests (1) that certificates for such shares (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to _______________________________, whose address is ______________________________
________________________________ and whose Social Security or Tax Identification Number is ________________________________ (2) if such shares shall not include all of the shares issuable as provided in said Warrant, that a new Warrant of like tenor and date for the balance of the shares issuable thereunder be delivered to the undersigned.

         The Holder hereby represents and warrants to and agrees with the Company that, if the shares of Common Stock which the Holder hereby subscribes for have not been effectively registered under the Securities Act of 1933, as amended, or any similar Federal statute in effect at the date of this Subscription Notice, the Holder is purchasing said shares of Common Stock for his or its own account for investment, and not with a view to, or for sale in connection with, any distribution of such shares and without any present intention of distributing or selling such shares.



                                       Signature of Holder:

Dated:
      -------------------------        -----------------------------------------



                                       Add Medallion Guaranty of Signature:


                                       -----------------------------------------

                                 ASSIGNMENT FORM

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________ the rights represented by the foregoing Warrant of Summit Brokerage Services, Inc. and appoints ______________________________ attorney to transfer said rights on the books of said corporation, with full power of substitution in the premises.

         The Holder hereby represents and warrants to and agrees with the Company that, if the shares of Common Stock which the Holder hereby subscribes for have not been effectively registered under the Securities Act of 1933, as amended, or any similar Federal statute in effect at the date of this Election to Purchase, the Holder is purchasing said shares of Common Stock for his or its own account for investment, and not with a view to, or for sale in connection with, any distribution of such shares and without any present intention of distributing or selling such shares.



                                       Assignor's Signature:

Dated:
      ----------------------------     -----------------------------------------



                                       Add Medallion Guaranty of Signature:


                                       -----------------------------------------